                                                                      EX-99.(j)2

                               DODGE & COX FUNDS
                          (a Delaware Business Trust)

                               POWER OF ATTORNEY


   KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Harry R. Hagey, Kenneth E. Olivier, W. Timothy Ryan and Thomas M. Mistele, and each of them, his/her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him/her in his/her name, place and stead, in any and all capacities, to sign the registration statement of Dodge & Cox Funds and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                       Date                          Signature                         Date
---------                       ----                          ---------                         ----
                                                               /s/ L. Dale Crandall             September 9, 1999
_______________________         ____________________          ________________________          _________________
Katherine Herrick Drake                                        L. Dale Crandall

_______________________         ____________________          ________________________          _________________
Dana M. Emery                                                  Max Gutierrez, Jr.

_______________________         ____________________          ________________________          _________________
John A. Gunn                                                   John B. Taylor

_______________________         ____________________          ________________________          _________________
Harry R. Hagey                                                 Will C. Wood

_______________________         ____________________
Kenneth E. Olivier

_______________________         ____________________
W. Timothy Ryan

_______________________         ____________________
A. Horton Shapiro